Deferred Compensation Plan For Directors	12 Months Ended
Sep. 30, 2016
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Deferred Compensation Plan For Directors

8. DEFERRED COMPENSATION PLAN FOR DIRECTORS

Annually, outside directors may elect to be included in the Panhandle Oil and Gas Inc. Deferred Directors’ Compensation Plan for Non-Employee Directors (the “Plan”). The Plan provides that each outside director may individually elect to be credited with future unissued shares of Company Common Stock rather than cash for all or a portion of the annual retainers, Board meeting fees and committee meeting fees, and may elect to receive shares, if and when issued, over annual time periods up to ten years. These unissued shares are recorded to each director’s deferred compensation account at the closing market price of the shares (i) on the dates of the Board and committee meetings, and (ii) on the payment dates of the annual retainers. Only upon a director’s retirement, termination, death, or a change-in-control of the Company will the shares recorded for such director under the Plan be issued to the director. The promise to issue such shares in the future is an unsecured obligation of the Company. As of September 30, 2016, there were 272,564 shares (253,712 shares at September 30, 2015) recorded under the Plan. The deferred balance outstanding at September 30, 2016, under the Plan was $3,403,213 ($3,084,289 at September 30, 2015). Expenses totaling $329,465, $302,353 and $353,825 were charged to the Company’s results of operations for the years ended September 30, 2016, 2015 and 2014, respectively, and are included in general and administrative expense in the accompanying Statement of Operations.